FEDERATED STOCK AND CALIFORNIA MUNI FUND
A Portfolio of Federated Income Securities Trust

Class A Shares
Class C Shares
Supplement to the Prospectus dated January 31, 2008

1. Please replace the second paragraph of the section titled “What are the Fund’s Main Investment Strategies?,” which appears on page 2 of the prospectus, with the following:

“Regarding the tax-exempt securities portion of the Fund’s portfolio, the Fund will invest this portion of its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by the state of California and California municipalities. The Fund also will invest this portion of its portfolio primarily in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum income tax for individuals and corporations (AMT). While the Fund may invest in securities of any maturity, at least a majority of the Fund’s tax-exempt portfolio will be invested in intermediate (i.e., securities with stated maturities of more than 3 years but less than 10 years) and/or long-term (i.e., securities with stated maturities of 10 or more years) California tax-exempt securities. The allocation between intermediate and long-term securities generally will be driven by the portfolio manager’s assessment of income opportunities, as well as the portfolio manager’s expectations of likely price performance for different maturities along the yield curve. The Fund may invest in tax-exempt securities rated as low as “B” by a nationally recognized statistical rating organization (NRSRO), or unrated securities of comparable quality. Tax-exempt securities rated below “BBB” by a NRSRO, such as Standard and Poor’s, are considered noninvestment-grade securities, which are also known as “junk bonds”. In addition to the other risks described in this Prospectus that are applicable to tax-exempt securities noninvestment-grade securities are subject to the risks of investing in noninvestment-grade securities as described in this Prospectus.”

2. Please replace the first paragraph of the section titled “California Tax-Exempt Securities” which appears on page 12 of the prospectus, with the following:

“Regarding the tax-exempt securities portion of the Fund’s portfolio, the Fund will invest this portion of its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by the state of California and California municipalities. The Fund also will invest this portion of its portfolio primarily in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal AMT for individuals and corporations. While the Fund may invest in securities of any maturity, at least a majority of the Fund’s tax-exempt portfolio will be invested in intermediate (i.e., securities with stated maturities of more than three years but less than ten years) and/or long-term (i.e., securities with stated maturities of ten or more years) California tax-exempt securities. The allocation between intermediate and long-term securities generally will be driven by the portfolio manager’s assessment of income opportunities, as well as the portfolio manager’s expectations of likely price performance for different maturities along the yield curve.  The Fund may invest in tax-exempt securities that are:
■ high quality (i.e., securities rated in the first or second highest rating category by an NRSRO or unrated securities of comparable quality). For example, securities rated “AAA” or “AA” Standard & Poor’s, an NRSRO, would be rated in the first and second highest rating category, respectively;
■ medium quality (i.e., securities rated in the third or fourth highest rating category by an NRSRO or unrated securities of comparable quality). For example, securities rated “A” or “BBB” Standard & Poor’s, an NRSRO, would be rated in the third and fourth highest rating category, respectively; or
■ noninvestment-grade (i.e., securities that are not rated in one of the four highest rating categories by an NRSRO or unrated securities of comparable quality). For example, securities rated “B” or “BB” Standard & Poor’s, an NRSRO, would be noninvestment-grade securities. The Fund may not invest in securities rated below “B” or unrated securities of comparable quality.”

July 23, 2008

Federated Stock and California Muni Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor

Cusip 31420C746
Cusip 31420C738

38778 (7/08)